PROSPECTUS

May 1, 2019

Rational Income Opportunities Fund

Class A Shares: RTFAX	Class C Shares: RTFCX	Institutional Shares: RTFIX

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning January 1, 2021, the Fund intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Fund’s website, www.rationalmf.com rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 1-800-253-0412. Your election to receive reports in paper will apply to all funds held within the fund complex.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary or, if you are a direct shareholder, by calling the Fund at 1-800-253-0412. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

TABLE OF CONTENTS

FUND SUMMARY – RATIONAL INCOME OPPORTUNITIES FUND	1
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	9
HOW TO BUY SHARES	35
HOW TO REDEEM SHARES	42
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES	47
VALUING FUND ASSETS	47
DIVIDENDS, DISTRIBUTIONS AND TAXES	47
MANAGEMENT OF THE FUND	50
FINANCIAL HIGHLIGHTS	53
APPENDIX A: INTERMEDIARY SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS	54
PRIVACY NOTICE	56
FOR MORE INFORMATION	58

FUND SUMMARY – RATIONAL INCOME OPPORTUNITIES FUND

Investment Objective: The Fund seeks current income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the sections of the Fund’s Prospectus entitled How to Buy Shares on page 35 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information (“SAI”) entitled Reduction of Up-Front Sales Charge on Class A Shares on page 57 and Waiver of Up-Front Sales Charge on Class A Shares on page 57.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	None (1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	1.50%	1.50%	1.50%
Distribution (12b-1) Fees	0.00%	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	4.41%	4.40%	4.28%
Acquired Fund Fees and Expenses(3)	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	5.97%	6.21%	6.84%
Fee Waivers and/or Expense Reimbursements(4)	(4.16)%	(4.15)%	(4.03)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.81%	2.06%	2.81%

(1) In the case of investments at or above the $1 million breakpoint (where you purchased your shares through a brokerage account and you did not pay a sales charge), a 1.00% contingent deferred sales charge (“CDSC”) will be assessed on shares redeemed within two years of purchase.

(2) Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.

(3) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(4) The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses such as litigation or reorganizational costs) to not more than 1.75%, 2.00%, and 2.75% of the Institutional Shares, Class A Shares, and Class C Shares daily net assets, respectively, through April 30, 2020. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of

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three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, operating expenses remain the same and that the expense reduction/reimbursement remains in place for the contractual period only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$184	$1,404	$2,601	$5,492
Class A Shares	$674	$1,877	$3,051	$5,865
Class C Shares – no redemption	$284	$1,656	$2,979	$6,077
Class C Shares – with redemption	$384	$1,656	$2,979	$6,077

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal period April 23, 2018 (commencement of operations) through December 31, 2018, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s investment sub-advisor, Cicero Capital Partners, LLC (the “Sub-Advisor”) seeks to achieve the Fund's investment objective by investing primarily in U.S. agency and non-agency commercial mortgage backed securities (“CMBS”) and other commercial real estate structured securities, such as real estate investment trusts (“REITs”). The Fund’s CMBS investments will be primarily in securities that are rated investment grade. The Fund considers CMBS to be rated investment grade if, at the time of purchase, the security is rated at least BBB- by S&P Global Ratings or the equivalent by another nationally recognized statistical rating organization or, if unrated, the Sub-Advisor determines the CMBS to be of comparable quality. The Fund may also invest up to 15% of the Fund’s net assets in CMBS that are rated below investment grade (which are also known as “junk”). The Fund’s CMBS investments will have an average maturity ranging between 1 and 10 years and a duration ranging between 0 and 10 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may also use hedging strategies by investing in exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and derivatives (options, futures and credit default swaps) to hedge core positions and protect gains and principal.  The Fund may also utilize leverage (i.e. borrowing against a line of credit), subject to the limits of the Investment Company Act of 1940 (the “1940 Act”). Certain of the Fund’s investments may have legal or contractual restrictions on resale or are otherwise illiquid, which means any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security (“Illiquid Investments”). The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in Illiquid Investments that are assets. Below investment grade non-agency commercial mortgage backed securities are deemed to be Illiquid Investments.

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The Sub-Advisor utilizes a tactical investment strategy for the Fund that leverages the Sub-Advisor’s experience in commercial real estate credit analysis to generate a stable monthly cash flow while attempting to limit risk, with the potential to outperform both equity and fixed income markets. The Sub-Advisor employs its due diligence process on the underlying collateral of each investment. The underlying loans of the mortgage related securities are analyzed for future potential credit issues. The Fund seeks to invest at opportunistic entry points. Every investment is evaluated for multiple exit strategies prior to investing and all of the investments in the Fund’s portfolio are re-evaluated monthly for changes in credit profile and on-going inclusion in the portfolio from a risk/reward perspective.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

•	Commercial Mortgage-Backed Securities Risk. Investing in CMBS entails various risks: liquidity risks, interest rate risks, market risks, structural risks, geographical concentration risks; and in the case of non-agency CMBS, credit risk. Most CMBS are subject to risks associated with their structure and execution, including the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the returns to investors in such CMBS.

Non-Agency CMBS Credit Risk. Credit risk on non-agency CMBS arises primarily from the potential for losses due to delinquencies and defaults by the borrowers in payments on the underlying obligations and the risk that the servicer fails to perform its duties. Certain individual non-agency CMBS securities (tranches) may be more sensitive to default rates because payments may be subordinated to other securities of the same non-agency CMBS. In addition, concentrations of non-agency CMBS of a particular type, as well as concentrations of non-agency CMBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the non-agency CMBS to additional risk.

•	Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer's financial condition changes. The issuer of a fixed income security may also default on its obligations. The Fund’s exposure to credit risk may be increased through its investments in high-yield securities, commonly known as “junk” bonds. Credit risk may be substantial for the Fund.
•	Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the
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risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives can also create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivatives strategies may not always be successful, and their successful use will depend on the portfolio managers’ ability to accurately forecast movements in the market relating to the underlying asset.

Credit Default Swaps Risk. Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Futures Risk. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Sub-Advisor’s expectations and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the Fund’s use of options. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the

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entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Conversely, as a seller (writer) of a call option or put option, the Fund will lose money if the value of the underlying reference instrument rises above (written call option) or falls below (written put option) the respective option’s strike price. The Fund's losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.

Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund's portfolio securities. Further, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund's portfolio securities. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, tracking risk, and sub-strategy risk.

•	ETF Risk. Like a mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop or be maintained; and (iii) market trading in the ETF may be halted under certain circumstances. Because the Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a fund that invests directly in individual securities.
•	ETN Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk. In addition, ETNs are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. ETNs constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers.
•	Hedging Risk. Hedging is a strategy in which the Fund uses a derivative or other type of security to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.
•	Interest Rate Risk. Interest rate risk is the risk that fixed income securities prices overall, including the prices of securities held by the Fund, will decline over short or long periods of time due to rising interest rates. Securities with longer maturities and durations tend to be more sensitive to interest rates than securities with shorter maturities and durations.
•	Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
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•	Leverage Risk. The use of leverage by the Fund, such as through the use of derivatives or borrowing money, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses..
•	Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Liquid securities can become illiquid due to political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions.
•	Management Risk. The investment strategies employed by the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Sub-Advisor’s judgment about the attractiveness, value and potential appreciation of securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Sub-Advisor’s judgment will produce the desired results.
•	Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Overall market risks may also affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels and political events affect the securities markets.
•	Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. The liquidity of mortgage-backed securities may change over time.

Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency mortgage-backed securities.” Non-agency mortgage-backed securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The market for non-agency mortgage-backed securities is smaller and less liquid than the market for government-issued mortgage-backed securities.

Lower-quality notes, such as those considered “sub-prime” are more likely to default than those considered “prime” by a rating evaluation agency or service provider. Sub-prime mortgages may carry a higher risk of default and are potentially less liquid than mortgage-backed securities, as an

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economic downturn or period of rising interest rates could adversely affect the market for sub-prime mortgages and reduce the Fund’s ability to sell these securities. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

•	Non-Diversification Risk. To the extent that the Fund holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than would a diversified portfolio, the value of the Fund, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
•	Prepayment and Extension Risk. Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected. Both prepayment and extension risks may impact the Fund's profits and/or require it to pay higher yields than were expected.
•	Real Estate/REIT Risk. The Fund’s investments in REITs is subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities.
•	Restricted Securities Risk. The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.
•	Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Performance: No performance information is available for the Fund because it has not yet completed a full calendar year of operations. In the future, the Fund will disclose performance information in a bar chart and performance table. Such disclosure will give some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance and by showing changes in the Fund's performance from year to year. Past performance (before and after taxes) is not necessarily an indication of its future performance. When performance information is available, such information will be posted to the Fund’s Web site at www.rationalmf.com.

Advisor: Rational Advisors, Inc. is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Cicero Capital Partners, LLC (“Cicero”) is the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Managers: Robert Neighoff, Managing Partner, Chief Compliance Officer and Portfolio Manager of Cicero, and Evan Kurtz, Partner and Portfolio Manager of the Sub-Advisor, are primarily and

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jointly responsible for the day to day management of the Fund and have served the Fund in this capacity since the Fund commenced operations in 2018.

Purchase and Sale of Fund Shares: The minimum initial purchase for each class of shares of the Fund is $1,000. For Class A, and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For each class of shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change the Fund’s non-fundamental investment objective, shareholders will be given 60 days’ advance notice.

Fund	Investment Objective
Rational Income Opportunities Fund	The Fund’s investment objective is current income.

Principal Investment Strategies

The Fund’s main investment strategies are discussed in the Summary Section for the Fund and are the strategies that the Advisor and/or Sub-Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that the Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 1-800-253-0412 or visit the Fund’s’ website at www.rationalmf.com.

The Sub-Advisor seeks to achieve the Fund's investment objective by investing primarily in CMBS and other commercial real estate structured securities, such as REITs. The Fund’s CMBS investments will be primarily be in securities that are rated investment grade. The Fund considers CMBS to be rated investment grade if, at the time of purchase, the security is rated at least BBB- by S&P Global Ratings or the equivalent by another nationally recognized statistical rating organization or, if unrated, the Sub-Advisor determines the CMBS to be of comparable quality. The Fund may also invest up to 15% of the Fund’s net assets in CMBS that are rated below investment grade (which are also known as “junk). The Fund’s CMBS investments will have an average maturity ranging between 1 and 10 years and a duration ranging between 0 and 10 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may also use hedging strategies by investing in ETFs, ETNs, and derivatives (options, futures and credit default swaps) to hedge core positions and protect gains and principal.   The Fund may also utilize leverage (i.e. borrowing against a line of credit), subject to the limits of the 1940 Act. Certain of the Fund’s investments may be Illiquid Investments. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in Illiquid Investments that are assets. Below investment grade non-agency commercial mortgage backed securities are deemed to be Illiquid Investments.

The Sub-Advisor utilizes a tactical investment strategy for the Fund that leverages the Sub-Advisor’s experience in commercial real estate credit analysis to generate a stable monthly cash flow while attempting to limit risk, with the potential to outperform both equity and fixed income markets. The Sub-Advisor employs its due diligence process on the underlying collateral of each investment, including, but not limited to, analysis of property cash flows, competitive sub-market, potential lease rollovers, capital expenditures budgets, and bond cash flows. The underlying loans of the mortgage related securities are analyzed for future potential credit issues. The Fund seeks to invest at opportunistic entry points. Every investment is evaluated for multiple exit strategies prior to investing, and all the investments in the Fund’s portfolio are re-evaluated monthly for changes in credit profile and on-going inclusion in the portfolio from a risk/reward perspective.

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The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s’ principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of their respective assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. The Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Non-Principal Investment Strategy

In addition to the principal investment strategies discussed above, the Fund may invest in other investment companies, including affiliated funds advised by the Advisor. The Fund may invest in collateralized loan obligations (“CLOs”) and other investment companies, including affiliated funds advised by the Advisor, Catalyst Capital Advisors LLC, and AlphaCentric Advisors LLC.

Principal Investment Risks

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a complete investment program. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following chart summarizes the principal risks and non-principal risks of the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal and non-principal investment risks that correspond to the risks described in the Fund’s Fund Summary section of the Prospectus.

Key:

Principal Risk: ●

Non-Principal Risk: ○

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Rational Income Opportunities Fund
American Depositary Receipts Risk	○
Affiliated Investment Company Risk	○
Allocation Risk	○
Asset-Backed Securities Risk	○
Bank Loans Risk	○
Basic Materials Industry Risk	○
Call Risk	○
Capacity Risk	○
Cash or Cash Equivalents Risk	○
CDOs and CLOs Risk	○
Changing Fixed Income Market Conditions Risk	○
Class/Sector/ Region/ Focus Risk	○
Collateralized Bond Obligation Risk	○
Commodities-Related Investment Risk	○
Commodity Risk	○
Concentration Risk	○
Conflict of Interest – Advisors/Sub-Advisors Risk	○
Conflict of Interest – Portfolio Manager Risk	○
Convertible Bond Risk	○
Convertible Securities Risk	○
Counterparty Risk	○
Credit Risk	●
Currency Risk	○
Cybersecurity Risk	○
Derivatives Risk	●
Dividend Yield Risk	○
Duration Risk	○
Emerging Markets Risk	○
Energy Sector Risk	○
Equity Security Risk	○
ETNs Risk	●
Extension Risk	●
Fixed Income Risk	●
Floating Rate Loans Risk	○
Foreign Exchanges Risk	○
Foreign Investment Risk	○
Geographic Concentration Risk	○
Growth Stock Risk	○
Index Risk	○
Inflation-Indexed Bond Risk	○
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Inflation Protected Securities Risk	○
Information Technology Sector Risk	○
Interest Rate Risk	●
Investment Style Risk	○
IPO Risk	○
Issuer Specific Risk	○
Junk Bond Risk	●
Large Capitalization Stock Risk	○
Leverage Risk	●
Liquidity Risk	●
Litigation Risk	○
Loan Risk	○
Machinery and Electrical Equipment Industry Risk	○
Management Risk	●
Market Risk	●
Market Volatility-Linked ETFs Risk	○
Medium (Mid) Capitalization Stock Risk	○
Micro Capitalization Risk	○
MLP and MLP-Related Securities Risk	○
MLP Tax Risk	○
Mortgage-Backed Securities Risk	●
Municipal Bond Risk	○
Non-Diversification Risk	●
OTC Trading Risk	○
Preferred Stock Risk	○
Prepayment Risk	●
Real Estate and REIT Risk	●
Regulatory Risk	○
Repurchase and Reverse Repurchase Agreement Risk	○
Restricted Securities Risk	●
Risk Management Risk	○
Security Risk	●
Segregation Risk	○
Short Selling Risk	○
Small Capitalization Stock Risk	○
Sovereign Debt Risk	○
Structured Note Risk	○
Underlying Fund Risk	●
U.S. Government Obligations Risk	○
Value Investing Risk	○
Volatility Risk	○
Written Call Option Risk	○
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American Depositary Receipts (“ADRs”) Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid. Because ADRs are denominated in US dollars, they are also subject to currency risk, as movements in the exchange rate of the local currency of the foreign issuer versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its local market, if the exchange rate of the local currency relative to the US dollar declines, the ADR price would decline by a similar measure.

Affiliated Investment Company Risk. The Fund invests in affiliated underlying funds (the “Affiliated Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects an Affiliated Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Affiliated Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Affiliated Funds.

Allocation Risk. Allocation risk refers to the risk that if a Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Asset-Backed Securities Risk. Asset-backed securities may be subject to prepayment risk. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money and causing the price of the asset-backed securities, and the Fund’s net asset value per share, to fall. Asset-backed securities are also subject to extension risk. The prices of asset-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. The value of asset-backed securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Advisor or Sub-Advisor to forecast interest rates and other economic factors correctly. The Advisor’s or Sub-Advisor's assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The more senior security classes are generally entitled to

13

receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to pay all investors. Asset-backed securities may be secured by pools of loans, such as student loans, automobile loans, equipment leases, and credit card receivables. The credit risk on such securities is affected by borrowers or lessees defaulting on their payments. The values of assets underlying asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Possible legislation in the area of credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities.

Bank Loans Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities” under the federal securities laws and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of such laws, including anti-fraud provisions.

Basic Materials Industry Risk. To the extent that the Fund’s investments are exposed to issuers conducting business in basic materials, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. World events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations may adversely affect such issuers. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.

Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

Capacity Risk. The markets and securities in which the Fund invests may, at times, be limited. Under such conditions, the execution of the Fund’s strategy may be affected and the Fund may not achieve its investment objective. In addition, the Fund may not be able to purchase or sell securities at favorable market prices.

Cash or Cash Equivalents Risk: At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

CDOs and CLOs Risk. Collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche held by the Fund and the types of underlying debts and loans in such tranche of the CDO or CLO, respectively. The risks of CDOs and CLOs will be greater if the Fund invests in CDOs and CLOs that hold debt or loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CDO or CLO that absorb losses from the

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defaults before senior tranches. CDOs and CLOs are also subject to additional risks including, but not limited to, interest rate risk and credit risk.

Changing Fixed Income Market Conditions Risk. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level. Interest rate increases could cause the value of the Fund that invests in fixed income securities to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than the Fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Class/Sector/Region Focus Risk. If the Fund invests more than 25% of its net assets in a particular asset class, or securities of issuers within a particular market sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on the Fund.

Collateralized Bond Obligation Risk. The pool of securities underlying collateralized bond obligations is typically separated in groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower quality tranches carry greater risk and pay higher interest rates.

Commodities-Related Investment Risk. Neither the Advisor nor the Fund anticipates being subject to registration or regulation by the Commodities Futures Trading Commission (“CFTC”) as a commodity pool, commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the Commodity Exchange Act (“CEA”) as a result of the Fund’s commodities-related investments. However, should the Advisor or the Fund be deemed to fall under these categories, then the Advisor would be subject to registration and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation as a commodity pool under the CEA. The Fund may incur additional expenses as a result of the registration and regulation obligations and certain investments may be limited or restricted.

Commodity Risk. The Fund’s exposure to the commodities futures markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Concentration Risk. The Fund that concentrates its investments in a sector, industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such sector, industry or group of industries than the Fund that invests its assets more broadly.

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Conflict of Interest - Advisors/Sub-Advisors Risk. The Advisor, Sub-Advisors, and other individuals associated with the Advisor and Sub-Advisors may have compensation and/or other arrangements that may be in conflict to the interests of the Fund.

Conflict of Interest - Portfolio Manager Risk. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.
•	With respect to securities transactions for the Fund, the Advisor or Sub-Advisors determine which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.
•	The appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares
•	The Advisor and each Sub-Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash at a time that may be unfavorable to the Fund. Convertible securities have characteristics similar to common stocks especially

16

when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond's value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.

Convertible Securities Risk. Convertible securities, such as convertible preferred stocks, subject the Fund to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer's financial condition changes. The issuer of a fixed income security may also default on its obligations. The Fund’s exposure to credit risk may be increased through its investments in high-yield securities commonly known as “junk bonds.”. Credit risk may be substantial for the Fund.

Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. The Fund may also take short positions, through derivatives, if the Advisor or Sub-Advisor believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Cybersecurity Risk. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication

17

failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Advisor, a Sub-Advisor and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Derivatives Risk. The Fund may use derivatives to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events and changes in interest rates, inflation and deflation. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Default Swap Risk. Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating specific payments to the buyer if a negative credit event

18

occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Forwards Risk. Foreign currency forward contract are a type of derivative contract whereby the Fund may agree to buy or sell a country's or region's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk. The Fund's investment or hedging strategies may not achieve their objective.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and exposes the Fund to the risks associated with derivative instruments described avoe. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Advisor’s or Sub-Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the Commodity Futures Trading Commission (“CFTC”), which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

Hedging Risk. Hedging is a strategy in which the Fund uses a security or derivative to reduce the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Leverage and Volatility Risk. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. It is possible that particular derivative investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price,

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or possibly requiring it to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the sale and purchase of call and put options. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund's portfolio securities. Additionally, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund's portfolio securities. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. As a seller (writer) of a put option, the Fund will lose money if the value of the underlying reference instrument falls below the strike price. As a seller (writer) of a call option, the Fund will lose money if the value of the underlying reference instrument rises above the strike price. The Fund's losses are potentially large in a written put transaction and potentially unlimited in a written call transaction. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Swaps Risk. The Fund may use swaps to enhance returns and manage risk. The Fund's use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and exposes the Fund to the risks associated with derivative instruments described above. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps are also subject to non-correlation risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Dividend Yield Risk. While the Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in

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certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Given the recent, historically low interest rates and the potential for increases in those rates, a heightened risk is posed by rising interest rates to longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Emerging Markets Risk. The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Energy Sector Risk. Risks of energy related securities include the risks that a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of energy related securities. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy related securities may be adversely affected if an MLP, or the companies to whom it provides the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy related securities. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy related securities. energy related securities are also subject to risks that are specific to the industry they serve. Energy related entities that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Equity Security Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Equity securities may experience sudden, unpredictable drops in

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value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETNs Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed income risk. In addition, ETNs are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. ETNs constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers.

Extension Risk. Extension risk is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Fixed Income Risk. The value of the Fund’s fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the risk that the debtor may default) and prepayment risk (the risk that the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Floating Rate Loans Risk. The Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal the Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, the Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Fund’s investment to be under-collateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which the Fund has invested, may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund’s rights to the collateral.

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Floating rate loans are also subject to interest rate risk arising from changes in short-term market interest rates. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on the Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in the Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease.

The floating rate debt in which the Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by S&P Global Ratings (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for the Fund will be based largely on the credit analysis performed by the Advisor or Sub-Advisor, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Foreign Exchanges Risk. A portion of the derivatives trades made by the Fund may be take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. To the extent the Fund invest in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than they would a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the Advisor’s or Sub-Advisor’s ability to assess such risk than if the Fund invested solely in more developed countries. Additionally, foreign custodial services are generally more expensive in foreign jurisdictions than in the United States. Because the procedures for settling securities transactions in

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foreign markets differ from those in the United States, it may be more difficult for the Fund to make intended purchases and sales of securities in foreign countries.

Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund's net asset value may be more volatile than a more geographically diversified fund.

Growth Stock Risk. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Advisor or Sub-Advisor believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If the Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

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Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. The maturity and effective duration of the Fund’s investment portfolio may vary materially from its target, from time to time, and there is no assurance that the Fund will achieve or maintain the target maturity or effective duration of its investment portfolio.

Investment Style Risk. The particular type of investments in which the Fund focuses (such as large-capitalization stocks or growth stocks) may underperform other asset classes or the overall market. Individual market segments such as the large-cap, mid-cap and small-cap U.S. equity market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing the Fund that focuses on that market segment to underperform those that favor other kinds of securities.

IPO Risk. The Fund may invest in IPOs at the time of the offering and in post-IPO trading. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. Due to limited shares available on the IPO, the Fund purchases most of its holdings in post-IPO trading. These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in the Fund. The price of stocks included in the Fund may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, IPOs share similar liquidity risks as private equity and venture capital. Such liquidity risks exist when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that lock-up shares are released.

Issuer-Specific Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to

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meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell the bonds in its portfolio (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the value of the Fund’s portfolio and net asset value per share.

Large Capitalization Stock Risk. Investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund’s net asset value per share and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to timely meet its redemption obligations. Liquid securities can become illiquid due to political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions.

Litigation Risk. The Fund may be named in a lawsuit despite no wrongdoing by the Fund, its Advisor or Sub-Advisor or any other service provider to the Fund. The defense of a lawsuit may detrimentally impact the Fund and its shareholders, including incurring legal defense cost, regulatory costs and increased insurance premiums.

Loan Risk. Investments in bank loans may subject the Fund to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan

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trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Machinery and Electrical Equipment Industry Risk. The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Management Risk. The ability of the Fund to meet its investment objective is directly related to the Advisor's or Sub-Advisor’s proprietary investment process. The Advisor's or Sub-Advisor’s assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor's or Sub-Advisor’s investment strategy or strategies will produce the desired results. As a result, the Fund could underperform other investment vehicles with similar investment objectives. The Advisor’s assessment of the Sub-Advisor’s investment acumen may prove incorrect.

Market Risk. The market value of the Fund’s portfolio securities may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the Fund originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, sector or the market as a whole. This volatility may cause the value of your investment in the Fund to decline. Overall stock and bond market risks may also affect the value of the Fund. Factors such as domestic and foreign economic growth rates and market conditions, interest rate levels and political events may adversely affect the securities markets. Stocks and bonds involve the risk that they may never reach what the Advisor or Sub-Advisor believes is their full market value, either because the market fails to recognize the security’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility have the risks associated with investing in futures.

Medium (Mid) Capitalization Stock Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Micro Capitalization Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

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Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value and generally are more volatile than larger companies. Micro capitalization companies may trade in less liquid markets in which it may be more difficult for the Advisor and/or Sub-Advisor to sell at times and at prices that the Advisor and/or Sub-Advisor believes appropriate. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

MLP and MLP-Related Securities Risk. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLP Tax Risk. MLPs do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation

Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, causing the price of the mortgage-backed securities and the Fund’s net asset value per share to fall and making the mortgage-backed securities more sensitive to interest rate changes. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of mortgage-backed securities and will result in losses to the Fund. The

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liquidity of mortgage-backed securities may change over time. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in certain years.

Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency mortgage-backed securities.” Non-agency mortgage-backed securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The market for non-agency mortgage-backed securities is smaller and less liquid than the market for government-issued mortgage-backed securities.

Lower-quality notes, such as those considered "sub-prime" are more likely to default than those considered "prime" by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund's ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund's share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Municipal Bond Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. There is no guarantee that a municipality will be able to pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of such an issuer’s bankruptcy, the Fund could experience delays in collecting principal and interest, and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a debt holder may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service (the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of the Fund may therefore, be more dependent on the analytical abilities of the Advisor or Sub-Advisor than if the Fund held other types of investments. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices or value municipal bonds.

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Non-Diversification Risk. The Fund that is classified as non-diversified may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, such Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stock holders are subordinate to the claims of debtholders and may receive little or no recovery.

Prepayment Risk. The Fund may invest in debt securities that may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, a Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Real Estate and REIT Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Regulatory Risk. Regulatory authorities in the United States or other countries may adopt rules that restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies. Regulators may interpret rules differently than the Fund or the mutual fund industry generally, and disputes over such interpretations can increase in legal expenses incurred by the Fund. With respect to the Fund, the Advisor is subject to CFTC registration and regulation in its capacity as the Fund’s CPO and CTA as a result of the Fund’s commodities-related investments. The Fund is also subject to regulation as a commodity pool under the CEA. The Fund may incur additional expenses as a result of the registration and regulation obligations and certain investments may be limited or restricted.

Repurchase and Reverse Repurchase Agreements Risk. The Fund may enter into repurchase agreements in which it purchases a security (known as the "underlying security") from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund

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could experience delays in liquidating the underlying security. The Fund may also experience losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to the Fund.

Restricted Securities Risk. The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Risk Management Risk. The measures that the Advisor, Sub-Advisors or portfolio manager use to monitor and manage the risks of the Fund may not accomplish the intended results and the Fund may experience losses significantly greater than expected.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund may invest in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Segregation Risk. Under the federal securities laws, the Fund is required to maintain a segregated account of cash or liquid assets to cover its obligations in certain transactions. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Short Selling Risk. If a security or other instrument sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short security positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

The Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a

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segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

Small Capitalization Stock Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Sovereign Debt Risk. The issuer of foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

Structured Note Risk. The Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over the counter market.  These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices.  The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer's credit quality rating, and economic, legal, political, events that affect the industry, and adverse changes in the index or reference asset to which the payments are linked.  In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note.  Structured notes may also be subject to counterparty risk.  The Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Underlying Fund Risk. Other investment companies including mutual funds, ETFs and closed-end funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. In addition, when the Fund invests in Underlying Funds, there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund. Each of the Underlying Funds is subject to its own specific risks. Additional risks of investing in the Underlying Funds are described below:

•	BDC Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of
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investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares without paying a substantial penalty or at all. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, the Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.

•	Closed-End Fund Risk. Closed-end funds are subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. Closed-end funds may trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.
•	ETF Risk. Like a mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop or be maintained; and (iii) market trading in the ETF may be halted under certain circumstances.
•	ETF Tracking Risk. Index-based or “passive” ETFs, which seek to track the performance of an underlying index, will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, passive ETFs will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.
•	Inverse Correlation Risk. Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the fund’s adviser correctly predict short term market movements. If the Fund invests in an inverse fund and markets rise, the Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.
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•	Inverse ETF Risk: Investing in inverse ETFs may result in increased volatility due to the Fund’s possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF increases risk to the Fund. The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.
•	Leveraged ETF Risk: Leveraged ETFs will amplify losses because they are designed to produce returns that are a multiple of the index to which they are linked. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.
•	Mutual Fund Risk. Mutual funds are subject to management risk because the adviser to the mutual fund may be unsuccessful in meeting the fund’s investment objective and may temporarily pursue strategies which are inconsistent with the investment objective of the Fund.
•	Strategies Risk: Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may not be backed by the full faith and credit of the U.S. government.

Value Investing Risk. The assessment of a stock’s intrinsic value may never be fully recognized or realized by the market, and a stock judged to be undervalued may actually be appropriately priced or its price may decline. Value stocks may be trading at relatively low valuations as a result of experiencing adverse business developments or may be subject to special risks. Different types of stocks tend to fall in and out of favor depending on market conditions, and the market may not favor value style investing. Value stocks may lag behind growth stocks in an up market.

Volatility Risk. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Written Call Option Risk. Selling covered call or stock index options will limit the Fund's gain, if any, on its underlying securities. Losses on stock index options may only be partially offset by gains in the Fund's portfolio if the portfolio does not track the call-related stock index. The Fund continues to bear the risk of a decline in the value of its underlying stocks. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Portfolio Holdings Disclosure Policies

A description of the Fund’s policies regarding disclosure of the securities in the Fund’s portfolio is found in the Statement of Additional Information.

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HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

The Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Standard Time (“EST”). The Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (EST) will be processed on that same day.  Requests received after 4:00 p.m. EST will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•         the name of the Fund and share class

•         the dollar amount of shares to be purchased

•         a completed purchase application or investment stub

•         a check payable to the Fund

Multiple Classes

The Fund offers four classes of Shares: Class A Shares, Class C Shares, Institutional Shares and Class T Shares. Class T Shares are offered through a separate prospectus. Not all share classes may be available in all states.

Choosing a Share Class

To choose the share class of the Fund that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. As shown below, a sales charge structure applies to Class A and Class C Shares. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, sales charges for Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. The breakpoint schedule is set out below under “Sales Charges.”

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The following are some of the main differences between Class A Shares, Class C Shares and Institutional Shares of the Fund:

Class A Shares

•	Front-end sales charges, as described below under “Sales Charges.”

• A contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

•	Distribution (Rule 12b-1) fees of 0.25% of the Fund’s average daily net assets.
•	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

Class C Shares

•	No front-end sales charges, all of your money goes to work for you right away.
•	CDSCs on shares sold within 12 months of purchase and as described below under “Sales Charges.”
•	Distribution (Rule 12b-1) fees of 1.00% of the Fund’s average daily net assets.

• A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

Institutional Shares

•	No sales charges.
•	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Amount of Purchase	Sales Charge as % of Public Offering Price*	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above+	0.00%	0.00%	0.00%
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*	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

+ A CDSC of 1.00% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction (in the case of investments at or above the $1 million breakpoint). Certain intermediaries may provide different CDSC waivers or discounts which are described in Appendix A to this Prospectus, entitled “Intermediary-Specific Sales Charge Reductions and Waivers.”

How to Reduce Your Class A Sales Charge

The Fund offers a number of ways to reduce or eliminate the front-end sales charge on Class A Shares.

Class A Shares, Reductions and Waivers

There are no sales charges on reinvested distributions. Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the funds in the Rational Funds Family during a 13-month period, a dollar amount that would qualify for a reduced sales charge set forth in the table under the sub-section “Sales Charges” above, and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Fund or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of the

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Fund’s investments held by the members of your immediately family, including the value of the Fund’s investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Fund or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Investments of $1 Million or More: With respect to Class A Shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A Shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A Shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: The Fund may sell Class A Shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Fund’s Advisor or its affiliates and certain employee benefit plans for employees of the Fund’s Advisor; (4) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Fund’s Advisor for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases

For more information regarding which intermediaries may have agreements with the Fund or distributor and their policies and procedures with respect to purchases at NAV, see Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” In addition, certain intermediaries may also provide for different sales charge discounts, which are also described in Appendix A to this Prospectus.

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Sales Charges on Class C Shares

Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. A deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 12 months of purchase.

Shares acquired through reinvestment of dividends or capital gains distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Deferred Sales Charge – Class C Shares” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the original purchase price of such shares.

The holding period for the deferred sales charge begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your deferred sales charges as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a deferred sales charge. If there are not enough of these shares available, we will sell shares that have the lowest deferred sales charge.

For purposes of the deferred sales charge, we use the effective date for each individual purchase.

Waiver of Deferred Sales Charge – Class C Shares

Certain intermediaries may provide for sales charge discounts, which are described in Appendix A to this prospectus, entitled “Intermediary-Specific Charge Reductions and Waivers”.

Distribution Plans

The Fund has adopted a Distribution Plan (the “12b-1 Plan”) on behalf of each class of shares, which allows the Fund to pay fees to financial intermediaries (which may be paid through the Distributor) for the sale and distribution of these Shares. Pursuant to the Fund’s 12b-1 Plan, the Fund may finance from the assets of each class of shares, certain activities or expenses that are intended primarily to result in the sale of the respective class. Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time, these fees will increase the cost of a shareholder’s investment and will cost the shareholder more than other types of sales charges.

The maximum Rule 12b-1 fee for Class A is 0.25% of the average daily net assets of the Fund’s Class A shares.

With respect to Class C Shares, the fee paid by the Fund is 1.00% of the average daily net assets of the Class C Shares. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund’s 12b-1 Plan provides that the Fund’s Institutional Shares may pay an amount up to 0.25% of the average daily net assets of the Institutional Shares pursuant to the Plan. However, the 12b-1 Plan has not been implemented for the Institutional Shares and there are no plans to impose these fees.

In addition to paying fees under the 12b-1 Plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor

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or Distributor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Fund may waive or reduce the maximum amount of Rule 12b-1 fees they pay from time to time at their sole discretion. In addition, a financial intermediary (including the Distributor, the Advisor, the Sub-Advisor or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. From time to time, the Distributor may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Fund.

Shareholder Servicing Plan

The Trust has adopted a Shareholder Servicing Plan with respect to the Fund’s Class A, Class C and Institutional Class Shares. The Fund may pay Shareholder Services Fees up to 0.25% of the average daily NAV of Class A Shares, Class C Shares (in addition to those included in the Fund’s 12b-1 fees above for Class C Shares only) and Institutional Shares to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemptions of shares.

Opening an Account

You may purchase shares directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in the Fund for the first time, please call toll-free 800-253-0412 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Fund’s transfer agent, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

Rational Funds

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha NE 68130

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term

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fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 800-253-0412 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but it may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial purchase for the Fund’s Class A, Class C and Institutional Shares is $1,000. For Class A and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Systematic Investment Program (“SIP”)

You may invest on a regular basis in Shares of the Fund through the SIP. To participate, you must open an account with the Trust by calling 800-253-0412, request and complete an application, and invest at least $50 at periodic intervals. Minimum initial and subsequent investment requirements may be different for accounts with your investment professional.

Once you have signed up for the SIP, the Trust will automatically withdraw money from your bank account and invest it, subject to any applicable sales charges, in either Class A Shares or Class C Shares of the Fund or Funds, as you specify. Your participation in the SIP may be canceled if you do not maintain sufficient funds in your bank account to pay for your investment.

Additional Investments

The minimum subsequent investment in the Fund is $50. You may purchase additional shares of the Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund

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shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 800-253-0412 or by writing to the Fund at:

Rational Funds

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha NE 68130

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or the Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase orders on the Fund's behalf. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a brokers authorized designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that the Fund significantly invests in small or mid-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker, to the Fund upon request. If the fund becomes aware of market timing in an omnibus account, it

42

will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in good order by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. EST (or before the NYSE closes if the NYSE closes before 4:00 p.m. EST) will be effective at that day’s NAV. Your brokerage firm or financial institution may have an earlier cut-off time.

You may redeem your shares in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive redemption orders on the Fund's behalf. The Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a brokers authorized designee receives the order. You may be charged a fee if you use a broker or agent to redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors redeeming shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Shares of the Fund may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in the Fund at no charge by mail. Your request, in good order, should be addressed to:

Rational Funds

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha NE 68130

“Good order” means your request for redemption must:

•	Include the Fund name and account number;
•	Include the account name(s) and address;
•	State the dollar amount or number of shares you wish to redeem; and
•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $50,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 800-253-0412 if you have questions. At

43

the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in the Fund by calling the transfer agent at 800-253-0412. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Redemption Fee and CDSC. Currently, the Fund does not charge a redemption fee. Shareholders in the Fund who purchased $1 million or more Class A Shares and did not pay a front-end sales charge will be assessed a 1.00% CDSC on shares redeemed less than 24 months after the date of their purchase. Shareholders who purchase Class C Shares do not pay an initial front-end sales charge but will be assessed a 1.00% CDSC on shares redeemed less than 12 months after the date of their purchase.

The Fund uses a "first in, first out" method for calculating the CDSC. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. The CDSC is paid to the Advisor to reimburse expenses incurred in providing distribution-related services to the Fund.

The Fund reserves the right to modify, waive or eliminate the CDSC at any time. If the Fund institutes a redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change. The Statement of Additional Information contains further details about the CDSC and the conditions for waiving these fees.

Redemptions in Kind. The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund, may be either a pro rata payment of each of the securities held by the Fund or a representative sample of securities, and will be valued under the Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 800-253-0412. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the seventh calendar day following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, any lines of credit and then from the sale of portfolio securities. Under certain circumstances, as described immediately above, redemption proceeds may be paid in kind rather than in cash. These redemption payment methods will be used in regular and stressed market conditions. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other

44

than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Reinstatement Privilege: Shareholders have a one-time right, within 60 days of redeeming Class A shares to reinvest the redemption proceeds at the next determined NAV in Class A Shares without any sales charge. The investor must notify the Trust in writing of the reinvestment by the shareholder in order to eliminate a sales charge. If the shareholder redeems Class A Shares and utilizes the reinstatement privilege, there may be tax consequences.

Exchanging Shares

On any business day when the NYSE is open, you may exchange Shares of the Fund for the same class of shares of any other Rational Fund offering such shares.

Additional Information

In order to exchange Shares of the Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day.

The Trust may terminate or modify the exchange privilege at any time. In the case of termination or material changes other than the elimination of applicable sales charges, you will be given 60 days prior notice. However, the Fund’s management or Advisor may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing shares of other Rational Funds. (See “Frequent Trading Policies.”)

An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a short or long-term capital gain or loss. In addition, if you exchange shares of the Fund that imposes a sales charge into another Rational Fund that imposes such a charge, there may be special tax consequences.

The SAI contains more information about exchanges.

Exchanging Class A Shares

For Class A Shares, the Trust makes exchanges at NAV (determined after the order is considered received), plus any applicable sales charges. A CDSC is not imposed on exchanges of Class A Shares.

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Exchanging C Shares

Class C Shares for the Fund may be exchanged for Class C Shares of any other Fund offering such shares. The Trust makes exchanges at NAV (determined after the order is considered received), without a sales charge.

Exchanging Institutional Shares

For Institutional Shares, the Trust makes exchanges at NAV (determined after the order is considered received) without a sales charge.

How to Exchange Shares

1.	Satisfy the minimum account balance requirements
•	You must maintain the required minimum account balance in the Fund out of which you are exchanging Shares.
2.	Satisfy the minimum investment requirements
•	You must meet the minimum investment requirements of the Fund into which you are exchanging Shares.
3.	Call (You must have completed the appropriate section on your account application)
•	The Fund at 800-253-0412
•	Your Investment Professional

OR

   Write

•       Mutual Fund and Variable Insurance Trust

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha, NE 68130

4.	Provide the required information
•	Name of the Fund from which you wish to make the exchange (exchange OUT OF)
•	Specify the share class
•	Your account number
•	The name and address on your account (account registrations must be identical)
•	The dollar amount or number of Shares to be exchanged
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•	Name of the Fund into which you wish to make the exchange (exchange INTO) — (Make sure this Fund offers the applicable class of shares)
•	Your signature (for written requests)

(For corporations, executors, administrators, trustees and guardians, and in certain other special circumstances, telephone exchanges will not be available and you will need a New Technology Medallion Signature Guarantee in order to make an exchange.)

Converting Shares

Shareholders of the Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense ratio than the original share class.

Shares held through a financial intermediary offering different programs and fee structures that has an agreement with the Advisor or the Fund’s distributor may be converted by the financial intermediary, without notice, to another share class of the Fund, including share classes with a higher expense ratio than the original share class, if such conversion is consistent with the fee-based or wrap fee program’s policies. An investor may directly or through his or her financial intermediary contact the Fund to request a voluntary conversion between share classes of the same Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes. The Fund may change, suspend or terminate this conversion feature at any time.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Advisor and/or its affiliates may pay out of their own profits and reasonable resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund’s shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or sell Shares of the Fund to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fees arrangement. You can ask your financial intermediary for information about any payments it receives from the Advisor, its affiliates, or the Fund and any services the financial intermediary provides. The Fund’s SAI contains additional information on the types of additional payments that may be paid.

VALUING FUND ASSETS

The Fund’s assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic exchange or market on which the security is principally traded (but prior to the time the

47

NAV is calculated) that materially affects fair value, the Advisor will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund’s NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the Advisor may need to price the security using fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Fund may use pricing services to determine market value. The Fund’s NAV is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. The Fund may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist of both capital gains and dividend income. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

The Fund declares, has ex-dates and pays dividends on investment income, if any, monthly.

Annual statements

Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “buying a dividend”

At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

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Tax considerations

Fund distributions. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Fund is the same as a sale. The Fund is required to report to you and the Internal Revenue Service (“IRS”) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after Jan. 1, 2012 (“covered shares”). Cost basis will be calculated using the Fund’s default method, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Delaware Funds website at delawarefunds.com as the information becomes available.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

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State and local taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors. Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, if any, interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

MANAGEMENT OF THE FUND

Advisor

Rational Advisors, Inc. has been retained by the Trust under Management Agreements to act as the investment advisor to the Fund subject to the authority of the Board of Trustees. Management of mutual funds is currently its primary business. The Advisor is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisers of other funds in the same group of investment companies also known as a “fund complex”. Information regarding the funds in the Fund Complex can be found at http://intelligentalts.com. The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The address of the Advisor is 36 North New York Avenue, Huntington, NY 11743.

Under the terms of the management agreement, the Advisor is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and directing portfolio transactions.

Sub-Advisors

Cicero Capital Partners, LLC

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Cicero Capital Partners, LLC located at 7061 Deepage Drive, Suite 207, Columbia, MD 21045, serves as sub-advisor to the Fund. Subject to the authority of the Board of Trustees, Cicero is responsible for the overall management of the Fund's investments. Cicero is responsible for selecting the Fund's investments according to its investment objective, polices, and restrictions. Cicero was founded in 2009 and, in addition to serving as the sub-adviser to the Fund, provides investment advice to other pooled investment vehicles. Under the terms of the sub-advisory agreement, the Advisor pays the Sub-Advisor 50% of the net management fee paid to the Advisor by the Fund.

Portfolio Managers

Portfolio Managers of the Rational Income Opportunities Fund

Robert Neighoff and Evan Kurtz are jointly and primarily responsible for the day to day management of the Fund’s portfolio.

Robert Neighoff, Managing Partner, Chief Compliance Officer and Portfolio Manager of

Cicero since 2011 has served as Portfolio Manager of the Fund since 2018. Prior to joining Cicero, he was a Senior Portfolio Manager at VERO Capital Management (2010-2011), a Principal in the Real Estate Finance Group of American Capital (2005-2010) and a Commercial Mortgage Backed Securities Trader for the Royal Bank of Scotland (2000-2005). Mr. Neighoff graduated from the University of Maryland with a BA in English and a minor in Finance and Accounting.

Evan Kurtz, Partner and Portfolio Manager of

Cicero since 2015 has served as Portfolio Manager of the Fund since 2018. Prior to joining Cicero, Mr. Kurtz was a Principal at American Capital from (2006-2015) and an Associate Director in KPMG’s structured finance group from (2001-2005). Mr. Kurtz graduated from Williams College with a BA in Economics.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, management of other accounts, and ownership of securities in the Fund.

Manager-of-Managers Order

An affiliate of the Advisor has obtained an exemptive order (the “Order”) from the Securities and Exchange Commission that would permit the Advisor, with the Board of Trustees’ approval, to enter into sub-advisory agreements with one or more sub-advisors with respect to the Fund without obtaining shareholder approval. The Order permits the Advisor, subject to the approval of the Board of Trustees, to replace sub-advisors or amend sub-advisory agreements, including with respect to sub-advisory fees, without shareholder approval whenever the Advisor and the Trustees believe such action will benefit the Fund and its shareholders. Shareholders will be notified if and when a new sub-advisor is employed by the Advisor within 90 days of such change.

Advisory and Sub-Advisory Services

The Fund pays the Advisor management fees as a percentage of the Fund’s average daily net assets for its services as investment advisor as set forth in the chart below and the paragraphs that immediately follow:

Fund	Percentage of Average Daily Net Assets
Rational Income Opportunities Fund	1.50%

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Advisory Fees

The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) at a certain level through April 30, 2020. Fee waivers and expense reimbursements are subject to possible recapture from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the waiver, and any expense limits in place at the time of recapture and the repayment is approved by the Board of Trustees. The following table describes the expense limitation for the Fund.

Fund	Expense Limitation
Rational Income Opportunities Fund	2.00%, 2.75% and 1.75%, of the average daily net assets of Class A Shares, Class C Shares, and Institutional Shares, respectively, of the Fund

For the fiscal year ended December 31, 2018, the Fund paid the Advisor management fees (after waivers) as a percentage of the Fund’s average daily net assets:

Fund	Net Advisory Fee Received
Rational Income Opportunities Fund	0%[1]

1 For the period April 23, 2018 (commencement of operations) through December 31, 2018.

The Fund may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. The Fund, through its Rule 12b-1 distribution plan, or the Fund’s Advisor or Sub-Advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution related services for the Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Please refer to the section of the SAI entitled “Additional Compensation to Financial Intermediaries” for more information.

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The Trust’s semi-annual report for the period ending June 30, 2018 includes discussions regarding the basis of the Board of Trustees’ approval of the management agreement with the Advisor and the sub-advisory agreement between the Advisor and Cicero for Rational Income Opportunities Fund.

FINANCIAL HIGHLIGHTS

Rational Income Opportunities Fund

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance during the last five fiscal years or since the commencement of operations if less than five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements. The information for the fiscal period ended December 31, 2018 has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

For a Share Outstanding Throughout Each Period

	For the Period Ended December 31, 2018 (A)
	Institutional
	Class	Class A	Class C

Net asset value, beginning of period	$10.00	$10.00	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.22	0.19	0.13
Net realized and unrealized gain on investments	0.05	0.07	0.06
Total from investment operations	0.27	0.26	0.19
LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.18)	(0.13)
From net realized gains on investments	(0.03)	(0.03)	(0.03)
Total distributions	(0.22)	(0.21)	(0.16)
Net asset value, end of period	$10.05	$10.05	$10.03
Total return (C, D)	2.72%	2.56%	1.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$4,531	$10	$1
Ratios to average net assets
Expenses, before waiver and reimbursement (E)	5.91%	6.15%	6.78%
Expenses, net waiver and reimbursement (E)	1.75%	2.00%	2.75%
Net investment income (E)	3.15%	2.68%	1.80%
Portfolio turnover rate (D)	43%	43%	43%

(A)	The Rational Income Opportunities Fund Institutional Class, Class A and Class C Shares commenced operations April 23, 2018.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not Annualized

(E)	Annualized
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APPENDIX A

INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•         Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform

•         Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•         Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•         Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus

•         Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account

•         Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement

•         Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

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Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus

•         Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•         Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Fund family, through Merrill Lynch, over a 13-month period of time.

RBC CAPITAL MARKETS, LLC (“RBC”)

Front-end Sales Load Waivers on Class A Shares available at RBC

 •         Employer-sponsored retirement plans.

The information disclosed in the appendix is part of, and incorporated in, the prospectus.

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PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND & VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Mutual Fund & Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund & Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-800-253-0412

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PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

What we do:
How does Mutual Fund & Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund & Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you:

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates' everyday business purposes – information about your creditworthiness.

• affiliates from using your information to market to you.

• sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund & Variable Insurance Trust does not share with affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

• Mutual Fund & Variable Insurance Trust doesn't share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund & Variable Insurance Trust doesn’t jointly market.

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FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. The annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest annual fiscal year end.

Call the Fund at (800) 253-0412 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information from the Fund’s internet site at www.rationalmf.com.

Copies of information about the Fund may be obtained from the SEC, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-05010

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